Supplement Dated April 3, 2007
to the Prospectus of each Fund dated May 1, 2006, as Supplemented October 2, 2006

BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
BLACKROCK SERIES FUND, INC.
BlackRock High Income Portfolio

The following changes are made to the Prospectus of each Fund listed above.

The section in the prospectus captioned "How the Fund Invests -
About the Portfolio Manager" is amended as follows:

The description of each Fund's portfolio managers is deleted and the following description is inserted below the heading:

Scott Amero, Jeffrey Gary and James Keenan are the [Fund's/Portfolio's] portfolio managers.

In addition, in the section captioned "Other Important Information and Statement of Additional Information" the discussion of the portfolio managers is deleted in its entirety and replaced with the following:

Scott Amero, Jeff Gary and James Keenan are the portfolio managers of the [Fund/Portfolio] and are jointly and primarily responsible for the day-to-day management of the [Fund's/Portfolio's] portfolio and the selection of its investments. Messrs. Amero and Gary have been the [Fund's/Portfolio's] portfolio manager since 2006 and Mr. Keenan became the [Fund's/Portfolio's] portfolio manager in 2007.

Scott Amero is a Managing Director of and portfolio manager with BlackRock and co-head of BlackRock's fixed income portfolio management team. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is a director of Anthracite Capital, Inc.,
 BlackRock's publicly-traded real estate investment trust.
Mr. Amero has been with BlackRock since 1990.

Jeffrey Gary is a Managing Director of and portfolio manager with BlackRock, is head of BlackRock's high yield team and a member of the Investment Strategy Group. Prior to joining
BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group.
 At the time of his departure, AIG managed approximately $12 billion in separate account, proprietary, mutual fund, and CBO high yield portfolios.

James E. Keenan, CFA, is a Director of and high yield portfolio manager and trader with BlackRock, and is a member of BlackRock's
Fixed Income Portfolio Management Group. His primary responsibilities are managing client portfolios, executing trades and ensuring consistency across high yield portfolios.
 Prior to joining BlackRock in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004.
Mr. Keenan began his investment career at UBS Global Asset
Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.



Code #VAR/SRS-PR-SUP-0307